FOR IMMEDIATE RELEASE                      Contact:
                                           David J. Hegarty, President, or
                                           John R. Hoadley, Treasurer
                                           (617) 796-8350
                                           www.snhreit.com

                     SNH Announces Financial Results For The
                    Quarter And Year Ended December 31, 2003


         Newton, MA (February 10, 2004): Senior Housing Properties Trust (NYSE:
SNH) today announced its financial results for the quarter and year ended December 31, 2003, as follows (in thousands, except per share data):

                                                    Quarter Ended December 31,            Year Ended December 31,
                                                    --------------------------            -----------------------
                                                     2003               2002               2003              2002
                                                     ----               ----               ----              ----
Total revenues                                      $35,855            $32,835           $131,148          $122,297
Net income                                           13,565             14,826             45,874            50,184
Funds from operations (FFO)                          20,520             20,232             82,762            78,264

Weighted average shares outstanding                  58,453             58,437             58,445            56,416

Per share data:
Net income                                           $0.23              $0.25              $0.78             $0.89
Funds from operations (FFO)
                                                      0.35               0.35               1.42              1.39



       Senior Housing Properties Trust is a real estate investment trust headquartered in Newton, MA that owns 150 senior living properties located in 31 states.


                                         Senior Housing Properties Trust
                                              Financial Information
                                      (in thousands, except per share data)

Income Statement:

                                                 Quarter Ended December 31,             Year Ended December 31,
                                                ------------------------------        -----------------------------
                                                   2003              2002                2003               2002
                                                   ----              ----                ----               ----
Revenues:
    Rental income                                $  35,541         $  32,520           $ 129,188         $ 115,560

     FF&E reserve income(1)                             --                --                  --             5,345
    Interest and other income                          314               315               1,960             1,392
                                                 ---------         ---------           ---------         ---------
       Total revenues                               35,855            32,835             131,148           122,297
                                                 ---------         ---------           ---------         ---------
Expenses:
   Interest                                          9,538             6,971              35,088            27,399
   Depreciation                                      9,171             8,381              35,728            31,596

   General and administrative(2)                     2,879             2,617              10,487             8,478
                                                 ---------         ---------           ---------         ---------
       Total                                        21,588            17,969              81,303            67,473
                                                 ---------         ---------           ---------         ---------
Income from continuing operations before
   distributions on trust preferred securities      14,267            14,866              49,845            54,824
Distributions on trust preferred securities            702               702               2,811             2,811
                                                 ---------         ---------           ---------         ---------
Income from continuing operations                   13,565            14,164              47,034            52,013
Income (loss) from discontinued operations              --               662                  --            (1,829)
Loss on sale of property                                --                --              (1,160)               --
                                                 ---------         ---------           ---------         ---------
Net income                                       $  13,565         $  14,826           $  45,874         $  50,184
                                                 =========         =========           =========         =========


Weighted average shares outstanding                 58,453            58,437              58,445            56,416
                                                 =========         =========           =========         =========
Per share data:

   Income from continuing operations             $    0.23         $    0.24           $    0.80         $    0.92
                                                 =========         =========           =========         =========
   Net income                                    $    0.23         $    0.25           $    0.78         $    0.89
                                                 =========         =========           =========         =========




Balance Sheet:                                  At                    At
                                            December 31,          December 31,
                                               2003                  2002
                                           --------------       --------------
Assets

Real estate properties                       $ 1,418,241         $ 1,238,487

Accumulated depreciation                        (160,426)           (125,039)
                                             -----------         -----------
                                               1,257,815           1,113,448

Cash and cash equivalents                          3,172               8,654

Restricted cash                                   10,108              12,364

Deferred financing fees, net                      11,311               9,512

Other assets                                      21,420              14,222
                                             -----------         -----------
Total assets                                 $ 1,303,826         $ 1,158,200
                                             ===========         ===========
Liabilities and Shareholders' Equity


Unsecured revolving bank credit facility     $   102,000         $    81,000


Senior unsecured notes, net of discounts         393,612             243,746

Secured debt and capital leases                   31,817              32,618

                                             -----------         -----------
Total debt                                       527,429             357,364

Other liabilities                                 21,097              21,116
                                             -----------         -----------
Total liabilities                                548,526             378,480

Trust preferred securities                        27,394              27,394

Shareholders' equity                             727,906             752,326
                                             -----------         -----------
Total liabilities and shareholders' equity   $ 1,303,826         $ 1,158,200
                                             ===========         ===========

(1) One of our leases which began in January 2002 provided that a percentage of revenues at the leased properties be paid to us as additional rent, which was escrowed for future capital expenditures at the leased facilities. This lease was amended October 1, 2002. As a result of this amendment, amounts for capital expenditures are not paid to us, but are deposited into accounts owned by the tenant, Five Star Quality Care, Inc., and we have security and remainder interests in these accounts and in property purchased with funding from these accounts. Accordingly, we no longer record FF&E reserve income.

(2) Includes expenses incurred with respect to litigation with Marriott International, Inc. and with HEALTHSOUTH Corporation aggregating $446,000 ($0.01 per share) during the three months ended December 31, 2003 and $1.2 million ($0.02 per share) during the year ended December 31, 2003. As previously announced, our litigation with Marriott was settled on January 7, 2004. As part of the settlement, Marriott paid to us $1.25 million, which we will recognize as income in the first quarter of 2004.

                         Senior Housing Properties Trust
                                   Other Data
               (in thousands, except per share and ratio amounts)

Calculation of Funds From Operations (FFO)(1):
                                                 Quarter Ended December 31,       Year Ended December 31,
                                                 --------------------------       -----------------------
                                                    2003            2002           2003           2002
                                                    ----            ----           ----           ----
Income from continuing operations                $ 13,565        $ 14,164          $ 47,034     $ 52,013
Add:   Depreciation expense                         9,171           8,381            35,728       31,596
       Deferred percentage rent(2)                 (2,216)         (2,313)               --           --
Less:  FF&E reserve income                             --              --                --        5,345
                                                 --------        --------          --------     --------
FFO                                              $ 20,520        $ 20,232          $ 82,762     $ 78,264
                                                 ========        ========          ========     ========

Weighted average shares outstanding                58,453          58,437            58,445       56,416
                                                 ========        ========          ========     ========

FFO per share                                    $   0.35        $   0.35          $   1.42     $   1.39
                                                 ========        ========          ========     ========
Distributions declared                           $   0.31        $   0.31          $   1.24     $   1.24
                                                 ========        ========          ========     ========


Leverage Ratios(3):
                                                    At                 At
                                            December 31, 2003  December 31, 2002
                                            -----------------  -----------------
Total debt / Total assets                         40.5%             30.9%
Total debt / Real estate properties before        37.2%             28.9%
     depreciation
Total debt / Total book capitalization            41.1%             31.4%
Secured debt / Total debt                          6.0%              9.1%
Secured debt / Total assets                        2.4%              2.8%
Variable rate debt / Total debt                   21.1%             25.2%

Coverage Ratios(3):
                                       Quarter Ended             Year Ended
                                        December 31,            December 31,
                                   ----------------------  --------------------
                                     2003         2002         2003      2002
                                   ---------   ----------  ---------  ---------

Income from continuing operations   $ 13,565    $ 14,164    $ 47,034   $ 52,013
Deferred percentage rent              (2,216)     (2,313)         --         --
Interest expense                       9,538       6,971      35,088     27,399
Trust preferred distributions            702         702       2,811      2,811
Depreciation expense                   9,171       8,381      35,728     31,596
                                    --------    --------    --------   --------
EBITDA(4)                           $ 30,760    $ 27,905    $120,661   $113,819
                                    ========    ========    ========   ========
EBITDA / Interest expense               3.2x        4.0x        3.4x       4.2x
                                    ========    ========    ========   ========
EBITDA / Interest expense + trust
preferred distributions                 3.0x        3.6x        3.2x       3.8x
                                    ========    ========    ========   ========

(1) We compute FFO as shown in the calculation above. Our calculation of FFO differs from the NAREIT definition of FFO because we include deferred percentage rent as discussed in Note 2 below. Also, in order to facilitate comparison of FFO with historical results, the historical FFO presentation for the year ended December 31, 2002, eliminates FF&E reserve income (see
     Note 1 on page 2). We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gain or losses on sale of properties, FFO can facilitate comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future performance.

(2) We recognize percentage rental income received during the first, second and third quarters in the fourth quarter. Although recognition of revenue is deferred until the fourth quarter for purposes of calculating net income, the calculation of FFO for the first three quarters includes estimated amounts with respect to those periods. The fourth quarter calculation excludes the amounts recognized during the first three quarters.

(3) On January 23, 2004, we issued 5 million common shares in a public offering. The net proceeds of $86.5 million were used to repay borrowings outstanding on our unsecured revolving bank credit facility. The leverage and coverage ratios presented do not include the effect of this issuance.

(4) We compute EBITDA as income from continuing operations plus interest expense, distributions on trust preferred securities, depreciation expense and deferred percentage rent. We consider EBITDA to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. EBITDA does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

                                        Senior Housing Properties Trust
                                                   Other Data


               The following additional data is intended to respond to frequently asked questions.
                                              At December 31, 2003
                                             (dollars in thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             % of
                                                                                                             Current         Current
                                                                                                             Annual          Annual
                                       # of               # of                                 % of           Rent            Rent
                                     Properties        Units/Beds         Investment      Investment        Revenues        Revenues
Facility Type
Independent living communities(1)            35            10,191           $868,593            61.2%         $82,403         58.2%
Assisted living facilities                   48             3,542            260,257            18.4%          29,826         21.1%
Skilled nursing facilities                   65             6,868            245,838            17.3%          20,697         14.6%
Hospitals                                     2               364             43,553             3.1%           8,700          6.1%
                                    ------------    --------------    ---------------    -------------    ------------   -----------
Total                                       150            20,965         $1,418,241           100.0%        $141,626        100.0%
                                    ============    ==============    ===============    =============    ============   ===========

Tenant/Operator
Five Star/Sunrise (2)                        31             7,491           $619,942            43.6%         $63,674         45.0%
Marriott/Sunrise (2)                         14             4,030            325,473            22.9%          30,975         21.8%
NewSeasons                                   10             1,019             87,656             6.2%           9,287          6.6%
HEALTHSOUTH                                   2               364             43,553             3.1%           8,700          6.1%
Five Star #2                                 13             1,054             83,471             5.9%           8,235          5.8%
Five Star #1                                 53             4,868            147,072            10.4%           7,646          5.4%
Alterra Healthcare                           18               894             61,079             4.3%           7,015          5.0%
Genesis HealthCare Corporation                1               156             13,007             1.0%           1,509          1.1%
5 private companies (combined)                8             1,089             36,988             2.6%           4,585          3.2%
                                    ------------    --------------    ---------------    -------------    ------------   -----------
Total                                       150            20,965         $1,418,241           100.0%        $141,626        100.0%
                                    ============    ==============    ===============    =============    ============   ===========




                                                       Quarter Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Tenant Operating Statistics (3)

                                                                                       Percentage of Operating Revenue Sources
                                                                              ------------------------------------------------------
                                     Rent Coverage         Occupancy            Private Pay         Medicare            Medicaid
                                     -------------         ---------            -----------         --------            --------
                                     2003    2002        2003     2002         2003     2002     2003     2002       2003      2002
                                     ----    ----        ----     ----         ----     ----     ----     ----       ----      ----
Five Star/Sunrise (2)(4)             1.0x    1.1x         90%      92%         86%       87%      11%      9%         3%        4%
Marriott/Sunrise (2)                 1.4x    1.3x         87%      92%         83%       83%      12%      13%        5%        4%
NewSeasons(5)(6)                     1.2x     NA          80%      NA          100%      NA       0%       NA         0%        NA
HEALTHSOUTH(7)                        NA      NA          NA       NA           NA       NA       NA       NA         NA        NA
Five Star #2(5)                      0.9x    1.0x         88%      85%         100%     100%      0%       0%         0%        0%
Five Star #1                         3.5x    3.1x         90%      91%         21%       22%      22%      19%        57%      59%
Alterra Healthcare(5)                1.6x    1.4x         85%      92%         98%       98%      0%       0%         2%        2%
Genesis HealthCare Corporation       2.4x    1.8x         96%      97%         25%       25%      34%      33%        41%      42%
5 private companies (combined)       2.5x    2.4x         89%      89%         24%       21%      21%      16%        55%      63%

                                                         Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Tenant Operating Statistics (3)
                                                                                      Percentage of Operating Revenue Sources
                                                                               -----------------------------------------------------
                                     Rent Coverage         Occupancy            Private Pay         Medicare           Medicaid
                                     -------------         ---------            -----------         --------           --------
                                     2003    2002        2003     2002         2003     2002     2003     2002      2003      2002
                                     ----    ----        ----     ----         ----     ----     ----     ----      ----      ----
Five Star/Sunrise (2)(4)             1.0x    1.1x         90%      90%         86%       87%      10%      10%       4%        3%
Marriott/Sunrise (2)                 1.3x    1.4x         87%      89%         83%       84%      13%      13%       4%        3%
NewSeasons(5)(6)                     1.1x     NA          79%      NA          100%      NA       0%       NA        0%        NA
HEALTHSOUTH(7)                        NA      NA          NA       NA           NA       NA       NA       NA        NA        NA
Five Star #2(5)                      1.0x    1.1x         87%      88%         100%     100%      0%       0%        0%        0%
Five Star #1                         2.9x    2.6x         90%      91%         21%       22%      21%      20%       58%      58%
Alterra Healthcare(5)                1.6x    1.5x         86%      89%         98%       98%      0%       0%        2%        2%
Genesis HealthCare Corporation       1.5x    1.8x         97%      96%         23%       26%      34%      38%       43%      36%
5 private companies (combined)       2.4x    2.1x         87%      88%         23%       21%      19%      20%       58%      59%


(1)  Properties where the majority of units are independent living apartments are classified as independent living communities.

(2)  On March 28, 2003,  Marriott  International,  Inc. sold its senior living division,  Marriott Senior Living Services,  Inc., or
     MSLS, to Sunrise  Senior  Living,  Inc., or Sunrise.  Effective on that date,  Sunrise  became the manager of the 31 properties leased to Five Star Quality Care, Inc., or Five Star, and the tenant and manager of the 14 properties leased to MSLS.  Marriott
     International continues to guarantee the lease for the 14 properties.

(3)  All tenant  operating  statistics  presented  are based upon the  operating  results  provided by our tenants for the indicated
     periods ending  December 31 or the most recent prior period tenant  operating  results  available to us from our tenants.  Rent coverage is calculated as operating cash flow from our tenants' facility  operations,  before subordinated  charges and capital expenditure reserves, divided by rent payable to us. We have not independently verified our tenants' operating data.

(4)  Rent coverage is after non-subordinated management fees of $4.4 million and $4.4 million and $17.1 million and $17.4 million in the quarter and year ended December 31, 2003 and 2002, respectively.

(5)  Includes data for periods prior to our ownership of these properties.

(6)  We acquired these properties on December 29, 2003.

(7)  In March 2003,  HEALTHSOUTH issued a press release stating that its historical financial information should not be relied upon.
     Because we have reason to doubt the  financial  information  we have from  HEALTHSOUTH  we do not disclose  any lease  coverage information for this tenant.